Exhibit 10.1

THIRD AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of April 28, 2015 and is entered into by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) acting with the consent of each of the Required Lenders (as defined in the Credit Agreement referenced below, the “Required Lenders”) and each of the Consenting Lenders (as defined below), the Required Lenders and Consenting Lenders that are delivering Lender Consents (as defined below) and the Guarantors listed on the signature pages hereto, and is made with reference to that certain Amended and Restated Credit Agreement, dated as of May 13, 2013 (as amended by the First Amendment to Credit Agreement, dated July 19, 2013, as further amended by that Second Amendment to Credit Agreement, dated June 26, 2014, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, certain Subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto (the “Existing Lenders”) and the Administrative Agent. Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Second Amended and Restated Credit Agreement (as defined below).
RECITALS
WHEREAS, pursuant to and in accordance with Section 11.01(a) of the Credit Agreement, the Required Lenders (as defined in the Credit Agreement) and the other parties hereto have agreed to amend and restate the Credit Agreement in its entirety to read as set forth in the Second Amended and Restated Credit Agreement and to, among other things, (i) provide for additional Term A Loans in an amount such that, after giving effect to the incurrence thereof on the Second Restatement Date (as defined below), there exist $300,000,000 in aggregate outstanding principal amount of Term A Loans and (ii) increase the aggregate commitments under the Revolving Credit Facility by $50,000,000 such that, after giving effect to such increase on the Second Restatement Date, there exist $300,000,000 in aggregate amount of Revolving Credit Commitments under the Revolving Credit Facility;
WHEREAS, each Existing Lender holding Term A Loans (as defined in the Credit Agreement immediately prior to the Second Restatement Date, the “Existing Term A Loans”) (collectively, the “Existing Term A Lenders”) that executes and delivers a consent to this Amendment in the form of the “Term A Lender Consent” attached hereto as Annex I (a “Term A Lender Consent”) and makes the appropriate election thereunder (collectively, the “Continuing Term A Lenders”) will, by the fact of such execution and delivery, be deemed (i) to have consented to the terms of this Amendment and (ii) to have agreed to continue all of its Existing Term A Loans as Term A Loans on the terms set forth in the Second Amended and Restated Credit Agreement in a principal amount equal to the principal amount of its Existing Term A Loan (or such lesser amount as determined by the Administrative Agent in its sole discretion and in consultation with Holdings), as further set forth in this Amendment;
WHEREAS, each Existing Term A Lender that executes and delivers a Term A Lender Consent and makes the appropriate election thereunder consents to this Amendment but does not consent to continue its Existing Term A Loans on the terms set forth in the Second Amended and Restated Credit Agreement and shall execute, or shall be deemed to have executed, a counterpart of the Master Assignment and Acceptance Agreement substantially in the form attached hereto as Annex III (a “Master Assignment”) and shall in accordance therewith sell all of its Existing Term A Loans at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment;

WHEREAS, if an Existing Term A Lender fails to execute and return a Term A Lender Consent by 12:00 noon (New York City time), on April 28, 2015, such Existing Term A Lender shall be deemed a Non-Continuing Term A Lender (as defined below) and, in accordance with Section 11.13 of the Credit Agreement, shall assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its Existing Term A Loans to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment;
WHEREAS, each Existing Lender holding Revolving Credit Loans (as defined in the Credit Agreement immediately prior to the Second Restatement Date, the “Existing Revolving Credit Loans”) or unused Revolving Credit Commitments (as defined in the Credit Agreement immediately prior to the Second Restatement Date, the “Existing Revolving Credit Commitments” and, such Existing Lenders holding such Existing Revolving Credit Loans or Existing Revolving Credit Commitments, the “Existing Revolving Credit Lenders”) that executes and delivers a consent to this Amendment in the form of the “Revolving Credit Lender Consent” attached hereto as Annex II (a “Revolving Credit Lender Consent”, and the Revolving Credit Lender Consents together with the Term A Lender Consents, the “Lender Consents”) and makes the appropriate election thereunder (collectively, the “Continuing Revolving Credit Lenders” and, together with the Continuing Term A Lenders, the “Consenting Lenders”) will, by the fact of such execution and delivery, be deemed (i) to have consented to the terms of this Amendment and (ii) to have agreed to continue (as further described in its Revolving Credit Lender Consent) all of its Existing Revolving Credit Commitments and Existing Revolving Credit Loans as Revolving Credit Commitments and Revolving Credit Loans, respectively, on the terms set forth in the Second Amended and Restated Credit Agreement in a principal amount equal to its Existing Revolving Credit Commitments and Existing Revolving Credit Loans, respectively, (or such lesser amount as determined by the Administrative Agent in its sole discretion and in consultation with Holdings), as further set forth in this Amendment;
WHEREAS, each Existing Revolving Credit Lender that executes and delivers a Revolving Credit Lender Consent and makes the appropriate election thereunder consents to this Amendment but does not consent to the continuation of any of its Existing Revolving Credit Commitments as Revolving Credit Commitments and shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell all of its Existing Revolving Credit Commitments at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment;
WHEREAS, if an Existing Revolving Credit Lender fails to execute and return a Revolving Credit Lender Consent by 12:00 noon (New York City time), on April 28, 2015, such Existing Revolving Credit Lender shall be deemed a Non-Continuing Revolving Credit Lender and, in accordance with Section 11.13 of the Credit Agreement, shall assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its Existing Revolving Credit Commitments and Existing Revolving Credit Loans to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment; and
WHEREAS, the Administrative Agent, the L/C Issuers, the Swingline Lender, the Required Lenders, the Additional Lenders, the Replacement Lender, the Consenting Lenders and the Loan Parties are willing, on the terms and subject to the conditions set forth herein, to consent to the amendment and restatement of the Credit Agreement as the Second Amended and Restated Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO LOAN DOCUMENTS

1.1	Second Amendment and Restatement of Credit Agreement.

(a)The Borrowers, the Required Lenders, the Consenting Lenders, the Administrative Agent and the other parties hereto agree that on the Second Restatement Date, the Credit Agreement shall be amended and restated in the form of the Second Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Second Amended and Restated Credit Agreement”) and any term or provision of the Credit Agreement which is different from that set forth in the Second Amended and Restated Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Second Amended and Restated Credit Agreement.

(b)On the Second Restatement Date, the Lender set forth on Schedule I hereto under the heading “Second Restatement Date Term A Loan Commitment” (the “Additional Term A Loan Lender”) severally and not jointly agrees to extend credit to Holdings in the form of term loans constituting Term A Loans in an aggregate principal amount not to exceed its Term A Commitments as of the Second Restatement Date as set forth on Schedule 1 hereto, which Term A Loans shall not exceed $1,000,000 in the aggregate, and the parties hereto hereby agree to such extension of credit and agree that the Term A Loans shall constitute Term A Loans for purposes of this Amendment and the Second Amended and Restated Credit Agreement as more fully set forth herein and therein.

(c)On the Second Restatement Date, the Lender set forth on Schedule I hereto under the heading “Second Restatement Date Revolving Credit Commitments” (the “Additional Revolving Credit Lender” and, together with the Additional Term A Loan Lender, the “Additional Lenders”) severally and not jointly agrees to extend credit to the Borrowers in the form of Revolving Credit Commitments in an aggregate principal amount not to exceed its Revolving Credit Commitments as of the Second Restatement Date as set forth on Schedule 1 hereto, which Revolving Credit Commitments shall not exceed $50,000,000 in the aggregate, and the parties hereto hereby agree to such extension of credit and agree that such Revolving Credit Commitments and any Revolving Credit Loans extended pursuant thereto shall constitute Revolving Credit Commitments and Revolving Credit Loans, respectively, for purposes of this Amendment and the Second Amended and Restated Credit Agreement, as more fully set forth herein and therein.

1.2	Acknowledgement.

On and after the Second Restatement Date, unless the context shall otherwise require, each reference in the Second Amended and Restated Credit Agreement or any other Loan Document to (a) “Term A Loans” shall be deemed a reference to the Term A Loans, (b) “Revolving Credit Loans” shall be deemed a reference to the Revolving Credit Loans, (c) “Term A Lenders” shall be deemed a reference to the Term A Lenders, (d) “Revolving Credit Lenders” shall be deemed a reference to the Revolving Credit Lenders and (e) “Revolving Credit Commitments” shall be deemed a reference to the Revolving Credit Commitments, in each case under as and defined in the Second Amended and Restated Credit Agreement. As of the Second Restatement Date, after giving effect to this Amendment, the making of the additional Term A Loans contemplated by Section 1.1(b) above and the making available of the additional Revolving Credit Commitments contemplated by Section 1.1(c) above, (i) the aggregate outstanding principal of amount of “Term A Loans” is $300,000,000 and (ii) the aggregate principal amount of “Revolving Credit Commitments” is $300,000,000.

SECTION II. CONTINUATION OF EXISTING TERM A LOANS AND EXISTING REVOLVING CREDIT COMMITMENTS; OTHER TERMS AND AGREEMENTS. Each Existing Term A Lender and each Existing Revolving Credit Lender executing this Amendment shall select one of the options on the Term A Lender Consent and Revolving Credit Lender Consent hereto, respectively, and deliver such signature page to the Administrative Agent by 12:00 noon (New York City time), on April 28, 2015. Pursuant to the procedures set forth in Section III of this Amendment:

2.1
Continuation of Existing Term A Loans by Continuing Term A Lenders (Option A). Each Term A Lender selecting Option A on the Term A Lender Consent hereto consents and agrees to (1) this Amendment, (2) sell the entire aggregate principal amount of its Existing Term A Loans via an assignment (at 100% of par) on the Second Restatement Date pursuant to a Master Assignment, which Existing Term A Loans shall be continued as Term A Loans upon such sale and (3) as of a date selected by the Administrative Agent (which date shall be the Second Restatement Date), purchase via an assignment Term A Loans in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Term A Loans so sold via assignment pursuant to clause (2) minus (y) such amount as may be determined by the Administrative Agent in its sole discretion and in consultation with the Borrower (such amount referred to in this clause (y) with respect to any such Term A Lender, a “Decreased Amount” with respect to such Lender) on the Second Restatement Date. Such assignment shall be made at 100% of par.

2.2
Non-Continuation of Existing Term A Loans by Non-Continuing Term A Lenders (Option B). Each Term A Lender selecting Option B on the Term A Lender Consent hereto (together with, to the extent set forth in the immediately following Section 2.3, each “Non-Continuing Term A Lender” referred to in the immediately following Section 2.3, each, a “Non-Continuing Term A Lender”) consents to this Amendment but does not consent to the continuation of its Existing Term A Loans into Term A Loans (under and as defined in the Second Amended and Restated Credit Agreement) and shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing Term A Loans at 100% of par as specified in the applicable Master Assignment.

2.3
Each Term A Lender failing to execute and return a Term A Lender Consent hereto by 12:00 noon (New York City time), on April 28, 2015, shall be deemed a Non-Continuing Term A Lender and, in accordance with Section 11.13 of the Credit Agreement, shall execute or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing Term A Loans at 100% of par as specified in the applicable Master Assignment.

2.4
Continuation of Existing Revolving Credit Loans and Existing Revolving Credit Commitments by Continuing Revolving Credit Lenders (Option A). Each Existing Revolving Credit Lender selecting Option A on the Revolving Credit Lender Consent hereto consents and agrees to (1) this Amendment, (2) sell the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments via an assignment (at 100% of par) on the Second Restatement Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall be the Second Restatement Date, purchase via an assignment Revolving Credit Loans and Revolving Credit Commitments in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Revolving Credit Lender. Such assignment shall be made at 100% of par.

2.5
Non-Continuation of Existing Revolving Credit Loans and Existing Revolving Credit Commitments by Non-Continuing Revolving Credit Lenders (Option B). Each Revolving Credit Lender selecting Option B on the Revolving Credit Lender Consent hereto (together with, to the extent set forth in the immediately following Section 2.6, each “Non-Continuing Revolving Credit Lender” referred to in the immediately following Section 2.6, each, a “Non-Continuing Revolving Credit Lender” and, together with the Non-Continuing Term A Lenders, the “Non-Continuing Lenders”) consents to this Amendment but does not consent to the continuation of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments into Revolving Credit Loans and Revolving Credit Commitments (each under and as defined in the Second Amended and Restated Credit Agreement), respectively, and shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments at 100% of par as specified in the applicable Master Assignment.

2.6
Each Revolving Credit Lender failing to execute and return a Revolving Credit Lender Consent hereto by 12:00 noon (New York City time), on April 28, 2015, shall be deemed a Non-Continuing Revolving Credit Lender and, in accordance with Section 11.13 of the Credit Agreement, shall execute or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell its Existing Revolving Credit Loans and Existing Revolving Credit Commitments at 100% of par as specified in the applicable Master Assignment.

SECTION III.	THE MASTER ASSIGNMENT AGREEMENTS.

3.1
Pursuant to the Master Assignment entered into or deemed entered into by each Non-Continuing Lender in accordance with Section II, each Non-Continuing Lender shall sell and assign the principal amount of its Existing Term A Loans or Existing Revolving Credit Loans and Existing Revolving Credit Commitments as set forth in Schedule I to such Master Assignment, as such Schedule is completed by the Administrative Agent on or prior to the Second Restatement Date, to Bank of America, N.A., as assignee (in such capacity, the “Replacement Lender”) under such Master Assignment. Each Lender’s signature page to its Revolving Credit Lender Consent or Term A Lender Consent hereto, respectively, shall be deemed to be its signature page to the applicable Master Assignment.

3.2
At the election of the Administrative Agent (in its sole discretion), the Master Assignments (and Schedule I to each Master Assignment) may be completed and executed as one or more separate agreements, each with a separate Schedule I, each of which shall be applicable as to one or more Non-Continuing Lenders, and, to the extent the Administrative Agent so deems advisable for administrative purposes in consummating the intended allocations and assignments to be made pursuant to Section 3.1, the Administrative Agent may modify and update the headings of, and the information in, the columns in Schedule I to, and may complete and update the information required by, one or more of the Master Assignments.

3.3
After giving effect to the transactions contemplated by this Amendment, the amounts of the “Term A Loans”, “Revolving Credit Loans” and “ Revolving Credit Commitments” shall be as determined by the Administrative Agent and set forth in the Second Amended and Restated Credit Agreement. The Administrative Agent’s determination of such amounts shall be conclusive evidence thereof absent manifest error. For the avoidance of doubt, the provisions of Article IX and Section 11.04 of the Second Amended and Restated Credit Agreement shall apply to any such determination made by the Administrative Agent pursuant hereto.

SECTION IV.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Restatement Date”):
(a)This Amendment shall have been duly executed by Holdings, each Loan Party, the Administrative Agent, the Required Lenders, the L/C Issuers, the Swingline Lender, the Additional Lenders, the Replacement Lender and the Consenting Lenders (whether pursuant to the execution and delivery of a Lender Consent or counterpart to this Amendment, as applicable) and, in each case, duly executed counterparts thereof shall have been delivered to the Administrative Agent, such that upon such execution and delivery thereof and the occurrence of the Second Restatement Date, and the making of the additional Term A Loans contemplated by Section 1.1(b) hereto above and the making available of the additional Revolving Credit Commitments contemplated by Section 1.1(c) hereto the aggregate principal amount of the Term A Loans shall be equal to $300,000,000 and the aggregate principal amount of the Revolving Credit Commitments shall be equal to $300,000,000.

(b)The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or “pdf” or similar electronic format (in each such case, followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)a Note executed by Holdings in favor of each Lender that has requested a Note;
(ii)each document necessary to satisfy the Collateral and Guaranty Requirements with respect to the Loan Parties and assets thereof in existence as of the Second Restatement Date, including those documents set forth on Schedule 2 hereto, together with any other documents and instruments as may be necessary or advisable in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent valid and subsisting first priority perfected Liens (subject as to priority to Permitted Liens (other than with respect to Equity Interests pledged pursuant to any Pledge Agreement)) on the properties purported to be subject to the Collateral Documents as of the Second Restatement Date, enforceable against all third parties in accordance with their terms;

(iii)a certificate of a Responsible Officer of each Loan Party certifying as to the Organization Documents thereof together with copies of the Organization Documents of such Loan Party annexed thereto;

(iv)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;

(v)an opinion from (A) Vedder Price P.C., special New York counsel to the Loans Parties and (B) Emmel & Klegerman PC, special Nevada counsel to the Loan Parties, in each case, dated as of the Second Restatement Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(vi)a certificate attesting to the Solvency of Holdings and its Subsidiaries (taken as a whole) on the Second Restatement Date after giving effect to the Second Restatement Date Transactions, from the chief financial officer of Holdings;

(vii)a certificate attesting to the compliance with clauses (c), (d), (e), (i), (k), (l) and (m) of this Section IV on the Second Restatement Date from a Responsible Officer of Holdings;
(viii)a Committed Loan Notice pursuant to Section 2.02 of the Second Amended and Restated Credit Agreement; and

(ix)a counterpart of the U.S. Perfection Certificate (as defined in the U.S. Security Agreement), executed by Holdings and each other U.S. Loan Party party thereto.

(c) (i) The Administrative Agent shall have received from Holdings payment in immediately available funds of (x) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to the Administrative Agent pursuant to pursuant to Section 11.04 of the Credit Agreement and Section 11.04 of the Second Amended and Restated Credit Agreement, as applicable, in connection with this Second Amendment and the Second Restatement Date Transactions, (y) all other compensation required to be paid on or prior to the Second Restatement Date to the Administrative Agent and its Affiliates pursuant to the Second Restatement Engagement Letter and Second Restatement Fee Letter and (z) for the account of each Lender, upfront fees in an amount equal to 0.125% of the aggregate amount of Revolving Credit Loans, Revolving Credit Commitments and Term A Loans held by such Lender on the Second Restatement Date, after giving effect to this Amendment, the making of the additional Term A Loans contemplated by Section 1.1(b) above and the making available of the additional Revolving Credit Commitments contemplated by Section 1.1(c) above.

(ii) Concurrently with the continuation of the Existing Term A Loans as Term A Loans, the continuation of the Existing Revolving Credit Loans and Existing Revolving Credit Commitments as Revolving Credit Loans and Revolving Credit Commitments, respectively, the making of the additional Term A Loans pursuant to Section 1.1(b) hereof and the making available of additional Revolving Credit Commitments on the Restatement Date pursuant to Section 1.1(c) hereof, the Borrowers shall have paid to each Non-Continuing Term A Lender and each Non-Continuing Revolving Credit Lender all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Non-Continuing Term A Lenders and Non-Continuing Revolving Credit Lenders under the Loan Documents (prior to the effectiveness of this Amendment) to the extent Holdings has been notified thereof prior to the Second Restatement Date.

(iii) With respect to any Loans and Commitments (each under and as defined in the Second Amended and Restated Credit Agreement) outstanding on the Second Restatement Date, Holdings shall have paid all interest and fees accrued pursuant to the Loan Documents through the Second Restatement Date, whether or not otherwise due as of such date.

(d)Substantially concurrently with the Credit Extensions on the Second Restatement Date, the Second Restatement Date Transactions shall have been consummated in full.

(e)After giving effect to consummation of the Second Restatement Date Transactions on the Second Restatement Date, Holdings and its Subsidiaries shall have outstanding no Indebtedness or preferred Equity Interests other than (i) the Loans and L/C Obligations, (ii) Qualified Preferred Stock, (iii)

the SpinCo Notes and (iv) Indebtedness permitted by Section 7.03 of the Second Amended and Restated Credit Agreement.

(f)The Administrative Agent shall have received the Annual Financial Statements and the Quarterly Financial Statements.

(g)At least thirty (30) days prior to the Second Restatement Date, the Administrative Agent shall have received financial projections of Holdings and its Subsidiaries through the fifth Fiscal Year following the Second Restatement Date, which will be prepared on a pro forma basis to give effect to the Second Restatement Date Transactions.

(h)The Administrative Agent and the Lenders shall have received at least one (1) day prior to the Second Restatement Date all documentation and other information reasonably requested in writing by them at least two (2) days prior to the Second Restatement Date in order to allow the Administrative Agent and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

(i)All approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings with, any Governmental Authority or any other Person necessary or required for the consummation of the Second Restatement Date Transactions shall have been received.

(j)The Administrative Agent shall have received a certificate from Holdings’ insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 6.06 of the Second Amended and Restated Credit Agreement is in full force and effect, together with endorsements naming the Administrative Agent, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 6.06 of the Second Amended and Restated Credit Agreement.

(k)The representations and warranties contained in Article 5 of the Second Amended and Restated Credit Agreement shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

(l)There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the Administrative Agent, singly or in the aggregate, materially impairs the Second Restatement Date Transactions, the financing thereof or any of the other transactions contemplated by the Loan Documents, or that could reasonably be expected to have a Material Adverse Effect.

(m)There has been no change, occurrence or development since December 31, 2014 that could reasonably be expected to have a Material Adverse Effect.

(n)With respect to the Loan Parties and their assets in existence as of the Second Restatement Date, the Loan Parties shall have taken all actions required by the Collateral and Guaranty Requirements.

(o)No Default or Event of Default shall exist or be continuing after giving effect to the Second Restatement Date Transactions.

(p)On and immediately prior to the Second Restatement Date, no Swing Line Loan (as defined in the Credit Agreement) shall be then outstanding.

Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section IV, each Required Lender and Consenting Lender shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such Required Lender or Consenting Lender unless, prior to the Second Restatement Date, the Administrative Agent receives notice from such Required Lender or Consenting Lender specifying such Required Lender’s or Consenting Lender’s objections.

SECTION V.	REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Replacement Lender, each Additional Lender and each of the Required Lenders and Consenting Lenders to enter into this Amendment and to amend and restate the Credit Agreement in the manner provided herein, each Loan Party represents and warrants on and as of the Second Restatement Date to each of the Administrative Agent, the L/C Issuers, the Swing Line Lender and each of the Required Lenders and Consenting Lenders as follows:

5.1
Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under, the Second Amended and Restated Credit Agreement and the other Loan Documents, as applicable.

5.2
Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Amendment and the Second Amended and Restated Credit Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.3
Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Second Amended and Restated Credit Agreement or any other Loan Document to which such Loan Party is a party.

5.4
Binding Effect. This Amendment and the Second Amended and Restated Credit Agreement have been duly executed and delivered by each of the Loan Parties party thereto. Each of this Amendment and the Second Amended and Restated Credit Agreement constitute a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.5
Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Second Amended and Restated Credit Agreement are and will be true and correct in all material respects on and as of the Second Restatement Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

5.6
Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION VI.	POST-EFFECTIVENESS COLLATERAL MATTERS
Each Loan Party warrants, covenants and agrees with the Administrative Agent, the L/C Issuers, the Swing Line Lender and each Lender that each Loan Party will execute and deliver the documents and complete the tasks set forth on Schedule 3 hereto, in each case, within the time limits specified on such Schedule or as extended by the Administrative Agent in its reasonable discretion.

SECTION VII.	ACKNOWLEDGMENT AND CONSENT
Each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents to which it is a party, the U.S. Obligations Guaranty and this Amendment and consents to the amendment and restatement of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case, as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be im-paired or limited by the execution or effectiveness of this Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Second Amended and Restated Credit Agreement.

SECTION VIII.	MISCELLANEOUS

8.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)On and after the Second Restatement Date, each reference in the Second Amended and Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Second Amended and Restated Credit Agreement.
(ii)Except as specifically amended by this Amendment, the Second Amended and Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Second Amended and Restated Credit Agreement or any of the other Loan Documents.

8.2	Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

8.3	Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Second Amended and Restated Credit Agreement.

8.4
Applicable Law; Miscellaneous. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. The provisions of Section 11.14 and Section 11.15 of the Second Amended and Restated Credit Agreement are incorporated by reference herein and made a part hereof.

8.5
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

8.6
Further Assurances. Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by the Administrative Agent to effectuate the purposes of this Amendment.

8.7	No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing

Indebtedness and related agreement, as evidenced by the Second Amended and Restated Credit Agreement.

8.8
Administrative Agent Authorization. Holdings, the Required Lenders and the Consenting Lenders hereby authorize the Administrative Agent, in consultation with Holdings, to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Continuing Term A Lender and each Continuing Revolving Credit Lender and (ii) enter and complete all such amounts, percentages and other information in the Register maintained pursuant to Section 11.06(c) of the Second Amended and Restated Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Second Amended and Restated Credit Agreement, in each case, absent manifest error. For the avoidance of doubt, the provisions of Article 9 and Section 11.06 of each of the Credit Agreement and the Second Amended and Restated Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 8.8.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS AND U.S. BORROWER:	ACCO BRANDS CORPORATION

By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:                  ACCO BRANDS CORPORATION
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer
ACCO BRANDS USA LLC
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer
GENERAL BINDING LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
ACCO BRANDS INTERNATIONAL, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
ACCO EUROPE FINANCE HOLDINGS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary

ACCO EUROPE INTERNATIONAL HOLDINGS, LLC
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer
GBC INTERNATIONAL, INC.
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer
ACCO INTERNATIONAL HOLDINGS, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Vice President and Secretary
NESCHEN GBC GRAPHIC FILMS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Supervisory Director

BANK OF AMERICA, N.A.,
as Administrative Agent, Additional Term A Lender, Additional Revolving Credit Lender, Replacement Lender, Swing Line Lender and L/C Issuer

By: /s/ Jonathan M. Phillips
Authorized Signatory

Jonathan M. Phillip
Senior Vice President

ANNEX I

TERM A LENDER CONSENT TO SECOND AMENDMENT AND RESTATEMENT AGREEMENT

[NAME OF TERM A LENDER], as a Term A Lender

By    ______________________________
Name:
Title:

[[For Term A Lenders requiring a second signature block]

By    ______________________________
Name:
Title:]

PROCEDURE FOR TERM A LENDERS:

The above-named Term A Lender elects to:

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM A LOANS :  ☐ Consent and agree to (1) this Amendment, (2) sell the entire aggregate principal amount of its Existing Term A Loans via an assignment (at 100% of par) on the Second Restatement Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall not be before the Second Restatement Date, purchase via an assignment Term A Loans (under and as defined in the Second Amended and Restated Credit Agreement) in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Term A Loans so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Term A Lender. Such assignment shall be made at 100% of par.
OPTION B - CONSENT TO AMENDMENT ONLY: ☐ Consent to the Amendment but does not consent to the continuation of any of its Existing Term A Loans as Term A Loans (as defined under the Second Amended and Restated Credit Agreement).

-Annex I-

ANNEX II

REVOLVING CREDIT LENDER CONSENT TO SECOND AMENDMENT AND RESTATEMENT AGREEMENT

[NAME OF REVOLVING CREDIT LENDER], as a Revolving Credit Lender

By    ______________________________
Name:
Title:

[[For Revolving Credit Lender requiring a second signature block]

By    ______________________________
Name:
Title:]

PROCEDURE FOR REVOLVING CREDIT LENDERS:

The above-named Revolving Credit Lender elects to:

OPTION A - CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING REVOLVING CREDIT LOANS AND EXISTING REVOLVING CREDIT COMMITMENTS: ☐ Consent and agree to (1) this Amendment, (2) sell the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments via an assignment (at 100% of par) on the Second Restatement Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall not be before the Second Restatement Date), purchase via an assignment Revolving Credit Loans and Revolving Credit Commitments, respectively (each under and as defined in the Second Amended and Restated Credit Agreement) in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Revolving Credit Lender. Such assignment shall be made at 100% of par.
OPTION B - CONSENT TO AMENDMENT ONLY: ☐ Consent to the Amendment but does not consent to the continuing any of its Existing Revolving Credit Loans or Existing Revolving Credit Commitments as Revolving Credit Loans and Revolving Credit Commitments, respectively (each as defined under the Second Amended and Restated Credit Agreement).

-Annex II-

ANNEX III

FORM OF MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT
FOR ACCO BRANDS CORPORATION
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Master Assignment and Assumption Agreement (this “Master Assignment and Assumption”) is dated as of the Effective Date set forth in Section 8 below (the “Effective Date”) and is entered into by and between each Assignor identified in item 1 below (each, an “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). It is understood and agreed that the rights and obligations of each of the Assignors hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The standard terms and conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee as described below, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date, (i) all of the applicable Assignor’s rights and obligations in its capacity as a Term A Lender and/or Revolving Credit Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the principal amount of Term A Loans and/or Revolving Credit Commitments and Revolving Credit Loans identified opposite such Lender’s name on Schedule I hereto under the caption “Term A Loans held immediately prior to the Effective Date” and/or “Revolving Credit Commitments/Revolving Credit Loans held immediately prior to the Effective Date”, as applicable, and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Term A Lender and/or Revolving Credit Lender under the Credit Agreement) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Master Assignment and Assumption, without representation or warranty by any Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Third Amendment to Credit Agreement dated as of April 28, 2015 (the “Third Amendment”), by and among Holdings, certain subsidiaries of Holdings, the Required Lenders and Consenting Lenders referred to therein, the Administrative Agent, the L/C Issuers and the Swing Line Lender, to the Credit Agreement (as defined below), it shall be deemed to have consented and agreed to (1) the Third Amendment and (2) the amendment and restatement of the Credit Agreement (in the form of the Second Amended and Restated Credit Agreement attached to the Amendment).

1.	Assignor:	Each person identified on Schedule I hereto
2.	Assignee:	Bank of America, N.A.
3.	Borrower:	ACCO Brands Corporation

-Annex III - 1-

4.	Administrative Agent:	Bank of America, N.A., as the Administrative Agent under the Credit Agreement
5.	Credit Agreement:
The $780,000,000 Amended and Restated Credit Agreement dated as of May 13, 2013 among ACCO BRANDS CORPORATION, certain Subsidiaries to Holdings party thereto, the Lenders parties thereto, BANK OF AMERICA, N.A., as Administrative Agent, and the other agents parties thereto (as amended by the First Amendment to Credit Agreement, dated July 19, 2013, as further amended by that Second Amendment to Credit Agreement dated June 26, 2014, and as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

6.	Assigned Interest[s]: As indicated on Schedule I hereto.

Effective Date: April 28, 2015

[Remainder of page intentionally left blank]

-Annex III - 2-

BANK OF AMERICA, N.A.,
as Assignee

By:_________________________________
Title:

Consented to and Accepted:
BANK OF AMERICA, N.A., as
Administrative Agent, L/C Issuer and
Swing Line Lender

By:_________________________________
Title:

Consented to and Accepted:
ACCO BRANDS CORPORATION

By:_________________________________
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignors. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest transferred by it hereunder, (ii) such Assigned Interest transferred by it hereunder is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption (or, if it fails to so execute and deliver this Master Assignment and Assumption Agreement, it acknowledges that it will be deemed to have done so pursuant to Section 11.13 of the Credit Agreement) and to consummate the transactions by it contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings or any of its respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings or any of its respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Sections 11.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement (as such Credit Agreement may be further amended, amended and restated or supplemented from time to time) as a Lender thereunder and, to the extent of the applicable Assigned Interests acquired by it hereunder, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase such Assigned Interests acquired by it hereunder, independently and without reliance upon the Administrative Agent or any other Lender or the L/C Issuer and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase the Assigned Interest and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (x) it will, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender or the L/C Issuer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (y) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignors for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

-Annex 1 - 1-

3. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted under the Credit Agreement. This Master Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Master Assignment and Assumption. This Master Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law that would result in the application of any law other than the law of the State of New York.

-Annex 1 - 2-

SCHEDULE I
Term A Loans

ASSIGNOR	Term A Loans held immediately prior to the Effective Date	Term A Loans held immediately following the Effective Date
	$ [ _]	$-
	$ [ _]	$-

Revolving Credit Commitments/Revolving Credit Loans

ASSIGNOR	Revolving Credit Commitments/Revolving Credit Loans held immediately prior to the Effective Date	Revolving Credit Commitments/ Revolving Credit Loans held immediately following the Effective Date
	$ [ _]	$-
	$ [ _]	$-

[Additional pages shall be attached hereto at the discretion of the Administrative Agent, to the extent deemed necessary or advisable by Administrative Agent to reflect calculation of amounts and percentages of assignments]

-Annex I - 5-

Schedule 1

Second Restatement Date Commitments

1.    Second Restatement Date Term A Loan Commitments

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$1,000,000	100%
Total	$1,000,000	100%

2.    Second Restatement Date Revolving Credit Commitments

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$50,000,000	100%
Total	$50,000,000	100%

SCHEDULE 2

Second Restatement Date Collateral Matters

None.

-Schedule 1-

SCHEDULE 3
Post-Second Restatement Date Collateral Matters

Within five (5) days following the Second Restatement Date (or such longer period of time as may be extended by the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received

•	a counterpart of the Trademark Security Agreement (as defined in the U.S. Security Agreement), executed by General Binding LLC in favor of Bank of America, N.A., as Administrative Agent; and

•	a counterpart of the Trademark Security Agreement (as defined in the U.S. Security Agreement), executed by ACCO Brands USA LLC in favor of Bank of America, N.A., as Administrative Agent

Within fourteen (14) days following the Second Restatement Date (or such longer period of time as may be extended by the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received:

•
Modifications to the U.S. Mortgages, endorsements to the Mortgage Policies and Flood Documents with respect to the U.S. Mortgaged Properties set forth on Schedule 1.01C to the Amended and Restated Credit Agreement, in each case in accordance with the Collateral and Guaranty Requirements;

•	such other customary documents as the New Administrative Agent may reasonably request with respect to such U.S. Mortgage or U.S. Mortgaged Property;

•	amendments to the Estoppels if reasonably required by the New Administrative Agent; and

•
a fully executed Security Deed Relating the Partnership Interests by and among ACCO Brands International, Inc. and ACCO Europe International Holdings, LLC, as partners and Bank of America, N.A., as Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

EXHIBIT A

Second Amended and Restated Credit Agreement

[Separately attached]